UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 7, 2004
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                Date of Report (Date of earliest event reported)

                          ESPEY MFG & ELECTRONICS CORP.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       1-4383                    14-1387171
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
 of incorporation)                                           Identification No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
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               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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Item 5. Other Events and Regulation FD Disclosure

On June 7, 2004, Espey Mfg. & Electronics Corp., (AMEX:ESP), issued a press release announcing that the company had been informed by the American Stock Exchange ("AMEX") that its review of events relating to the Espey 2003 Annual Meeting of Shareholders held on November 13, 2003, had been completed and that, "no further action is warranted".

For further information concerning this matter, please refer to the Company's press release, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.                Document
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99.1                       Press Release dated June 7, 2004



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ESPEY MFG. & ELECTRONICS CORP.


                                        /s/ David A. O'Neil
                                        -----------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer


Dated: June 7, 2004